UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2007
A.S.V., INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25620	41-1459569
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
840 Lily Lane, Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (218) 327-3434
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On December 27, 2007, A.S.V., Inc. (“ASV”) issued a press release disclosing its summary financial guidance for 2008 which included its estimated anticipated net sales and anticipated earnings per share for the twelve months ending December 31, 2008.
For additional information, see the press release furnished as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
d.	Exhibits
99.1	Press release issued by A.S.V., Inc dated December 27, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 27, 2007

A.S.V., Inc.
By:	/s/ Richard A. Benson
Richard A. Benson
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release issued by A.S.V., Inc dated December 27, 2007